Exhibit 3.11

CERTIFICATE OF INCORPORATION

OF

ALTUCON, INC.

* * * * *

1. The name of the corporation is

ALTUCON, INC.

2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is:

To manufacture, fabricate, assemble, buy, sell, distribute, handle and deal in conduit, pipe, tubing, metal and metal products of all and every kind and description whatsoever.

To carry on and conduct any and every kind of manufacturing, distribution and service business; to manufacture, process, fabricate, rebuild, service, purchase or otherwise acquire, to design, invent or develop, to import or export, and to distribute, lease, sell, assign or otherwise dispose of and generally deal in and with raw materials, products, goods, wares, merchandise and real and personal property of every kind and character; and to provide services of every kind and character.

To conduct any lawful business, to exercise any lawful purpose and power, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Company.

To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trade-marks and trade names relating to or useful in connection with any business of this corporation.

To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political sub-division or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

To borrow or raise moneys for any of the purposes of the corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, wherever situated and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the corporation’s property and assets, or any interest therein, wherever situated.

In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this certificate of incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.

The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this certificate of incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent business and purposes.

4. The total number of shares of stock which the corporation shall have authority to issue is one hundred thousand (100,000) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to One Hundred Thousand Dollars ($l00,000.00).

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5. The name and mailing address of each incorporator is as follows:

NAME	MAILING ADDRESS

S. E. Widdoes	100 West Tenth Street Wilmington, Delaware 19801

W. J. Reif	100 West Tenth Street Wilmington, Delaware 19801

J. L. Rivera	100 West Tenth Street Wilmington, Delaware 19801

6. The corporation is to have perpetual existence.

7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or

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not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations,

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as its board of directors shall deem expedient and for the best interests of the corporation.

8. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

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9. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

10. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 26th day of April, 1972.

/s/ S. E. Widdoes
/s/ W. J. Reif
/s/ J. L. Rivera

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CERTIFICATE OF AGREEMENT OF MERGER

OF

ALTUCON, INC. (DEL.DOM.)

MERGING

ALLIED TUBE & CONDUIT CORPORATION (ILL.DOM.)

UNDER NAME OF

ALLIED TUBE & CONDUIT CORPORATION (DEL.DOM.)

AGREEMENT OF MERGER

between

ALTUCON, INC.
(a Delaware Corporation)

and

ALLIED TUBE & CONDUIT CORPORATION
(an Illinois Corporation)

THIS AGREEMENT OF MERGER made and entered into on the 20th day of May, 1972, by and between ALTUCON, INC., a Delaware corporation (hereinafter sometimes referred to as the “Delaware Corporation” or the “Surviving Corporation”), and ALLIED TUBE & CONDUIT CORPORATION, an Illinois corporation (hereinafter sometimes referred to as the “Illinois Corporation”), said corporations being hereinafter sometimes referred to jointly as the “Constituent Corporations”.

WITNESSETH:

The Delaware Corporation is a corporation duly organized and existing under the laws of the State of Delaware, having its registered office at 100 West Tenth Street, Wilmington, New Castle, Delaware.

The total number of shares of stock which the Delaware Corporation has authority to issue is 100,000 shares of Common

Stock of the par value of $1 per share, 1,000 of which are issued to the Illinois Corporation.

The Illinois Corporation is a corporation duly organized and existing under the laws of the State of Illinois, having its principal business office at 16100 S. Lathrop Avenue, Harvey, Illinois 60426.

The total number of shares which the Illinois Corporation has authority to issue is 1,050,000 shares of Common Stock, without par value, of which 1,010,000 shares are now issued and outstanding.

The respective boards of directors of the Delaware Corporation and the Illinois Corporation have deemed it advisable to merge the two companies, and have approved the merger of the Illinois Corporation into the Delaware Corporation on the terms and conditions hereinafter set forth in accordance with the laws of the States of Illinois and Delaware which permit such merger.

Now, therefore, in consideration of the premises and of the agreements, covenants and conditions hereinafter contained, the Delaware Corporation and the Illinois Corporation and a majority of their respective boards of directors hereby agree as follows:

ARTICLE ONE

The Illinois Corporation and the Delaware Corporation

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shall be merged into a single corporation, in accordance with the laws of the States of Illinois and Delaware, by the Illinois Corporation merging into the Delaware Corporation which shall be the Surviving Corporation.

ARTICLE TWO

The Certificate of Incorporation of the Delaware Corporation is hereby amended:

(a) By striking out Article 1 in its entirety and substituting in lieu thereof a new Article 1 reading as follows:

“l. The name of the corporation is ALLIED TUBE & CONDUIT CORPORATION.”

(b) By striking out the Article 4 in its entirety and substituting in lieu thereof a new Article 4 reading as follows:

“4. The total number of shares of stock which the corporation shall have authority to issue is three million, one hundred thousand (3,100,000) of which three million (3,000,000) shall be Common Stock with par value of One Dollar ($1.00) per share and one hundred thousand (100,000) shall be Preferred Stock with par value of One Hundred Dollars ($100) per share.

The Preferred Stock shall be issued from time to time in one or more series consisting of such number of shares (which number may be increased or decreased, but not below the number of shares thereof then outstanding, from time to time by action of the Board of Directors) and with such distinctive serial designations and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rate of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors.”

The Certificate of Incorporation of the Delaware Corporation, as hereinabove amended, shall constitute the composite Certificate of Incorporation of the Surviving Corporation until further amended in the manner provided by law, and is set forth in Exhibit 1 hereto and made a part of this Agreement of Merger with the same force and effect as if set forth in full herein. The Certificate of Incorporation as set forth in said Exhibit 1 and separate and apart from this Agreement of Merger may be certified separately as the Certificate of Incorporation of the Surviving Corporation.

ARTICLE THREE

Upon the merger becoming effective in accordance with the laws of the States of Delaware and Illinois:

1. The Constituent Corporations shall be a single corporation, which shall be the Delaware Corporation as the Surviving Corporation, and the separate existence of the Illinois Corporation shall cease except to the extent provided by the laws of the State of Illinois in the case of a corporation after its merger into another corporation.

2. The Surviving Corporation shall possess all the rights, privileges, powers, immunities and franchises, as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations shall be taken and deemed to be transferred and vested in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not rever nor be in any way impaired by reason of the merger.

3. The Surviving Corporation shall be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

4. The 1,000 shares of Common Stock of the Delaware Corporation now owned and held by the Illinois Corporation shall be cancelled and no shares of stock of the Delaware Corporation shall be issued in respect thereof, and the capital account of the Delaware Corporation shall be deemed to be reduced by the amount of $1,000, the amount represented by said 1,000 shares.

5. Each outstanding share of the Common Stock of the Illinois Corporation, without par value, outstanding on the effective date of the merger shall be converted into one and one-half shares of Common Stock in the Surviving Corporation of the par value of $1 per share and each holder of an outstanding certificate or certificates theretofore representing the shares of Common Stock of the Illinois Corporation shall, upon surrender of the same to the Secretary of the Surviving Corporation, be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Common Stock of the Surviving Corporation of the par value of $1 per share into which the shares theretofore represented by the certificate or certificates so surrendered shall have been converted as herein set forth.

6. Upon the merger becoming effective the assets, liabilities, reserves and accounts of the Constituent Corporations shall be recorded on the books of the Surviving Corporation subject to such adjustments, or eliminations of inter-company items, as may be appropriate in giving effect to the merger.

7. All corporate acts, plans, policies, contracts, approvals and authorizations of the Illinois Corporation, its stockholders, board of directors, committees elected or appointed by the board of directors, officers and agents, which were valid and effective immediately prior to the effective date shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Illinois Corporation. The employees of the Illinois Corporation shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Illinois Corporation.

8. The By-Laws of the Delaware Corporation shall be and constitute the By-Laws of the Surviving Corporation, until the same shall thereafter be altered, amended or repealed in accordance with law, the Certificate of Incorporation and said By-Laws. The Qualified Stock Option Plan for Key Employees and the Restricted Stock Plan of the Delaware Corporation shall continue as plans of the Surviving Corporation.

9. The directors and the officers of the Illinois Corporation immediately prior to the merger becoming effective shall be and constitute the directors and officers of the Surviving Corporation. If on the effective date of the merger a vacancy shall exist in the board of directors of the Illinois Corporation, such vacancy may thereafter be filled in the manner provided by the By-Laws of the Surviving Corporation.

ARTICLE FOUR

If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights of the Illinois Corporation, the proper officers and directors of the Illinois Corporation shall, and will, execute and make all such proper assignments and assurances in law and do all things necessary or proper to vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Plan and Agreement of Merger.

ARTICLE FIVE

The Surviving Corporation reserves the right to amend,

alter, change or repeal any provision contained in this Agreement of Merger which may be contained in the Certificate of Incorporation of a corporation organized under the General Corporation Law of Delaware in the manner now or hereafter prescribed by said General Corporation Law and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE SIX

This Agreement of Merger shall be submitted to the stockholders of each of the Constituent Corporations as provided by law, and shall take effect and be determined and be taken to be the Agreement of Merger of said corporations, after approval or adoption thereof by the stockholders of each of the Constituent Corporations in accordance with the laws of the States of Illinois and Delaware. Upon the execution and filing of such documents and the doing of such acts and things as shall be required for accomplishing the merger under the laws of the States of Illinois and Delaware, as heretofore amended and supplemented, and upon the happenings of such event, the corporate existence of the Illinois Corporation shall cease and the Illinois Corporation shall be merged into the Delaware Corporation in accordance with the provisions of this Agreement.

ARTICLE SEVEN

Anything herein or elsewhere to the contrary notwithstanding,

this Agreement and the merger may be abandoned by either of the Constituent Corporations by appropriate resolutions of their respective boards of directors at any time prior to its approval or adoption by the stockholders thereof, or by the mutual consent of the Constituent Corporations evidenced by appropriate resolutions of their respective boards of directors at any time prior to the effective date of merger.

ARTICLE EIGHT

The Surviving Corporation hereby designates as its registered office in Illinois, 16100 S. Lathrop Avenue, Harvey, Illinois 60426, and hereby appoints Theodore H. Krengel as its registered agent. Services of process may be made in the State of Illinois, in any suit, action or proceeding for the enforcement of any obligation or liability of the Delaware Corporation and the Surviving Corporation consents irrevocably to the service of such process on the Secretary of State of Illinois.

ARTICLE NINE

The Surviving Corporation shall pay all expenses of carrying this Agreement of Merger into effect and accomplishing the merger as herein provided.

IN WITNESS WHEREOF, each of the Constituent Corporations

has caused this Agreement of Merger to be signed in their respective corporate names by their respective presidents, and their respective corporate seals to be hereunto affixed and attested by their respective secretaries as of the day and year first above written.

ALTUCON, INC., a Delaware Corporation

ATTESTED:		By	/s/ Theodore H. Krengel
President

By	/s/ Allen Grossman
Secretary

[SEAL]

ALLIED TUBE & CONDUIT CORPORATION,
an Illinois Corporation

ATTESTED:		By	/s/ Theodore H. Krengel
President

By	/s/ Allen Grossman
Secretary

[SEAL]

THE ABOVE AGREEMENT OF MERGER, having been executed on behalf of each corporate party thereto, and having been adopted separately by each corporate party thereto, in accordance with the provisions of the General Corporation Law of the State of Delaware, and the Business Corporation Act of the State of Illinois, the President of each corporate party thereto does now hereby execute the said Agreement of Merger and the Secretary of each corporate party thereto does now hereby attest the said Agreement of Merger under the corporate seals of their respective corporations, by authority of the directors and stockholders thereof, as the respective act, deed and agreement of each of said corporations, on this 20th day of May, 1972.

ALTUCON, INC., a Delaware corporation

ATTEST:	By	/s/ Theodore H. Krengel
President

/s/ Allen Grossman
Secretary

(corporate seal)
[SEAL]

ALLIED TUBE & CONDUIT CORPORATION,
an Illinois corporation

ATTEST:	By	/s/ Theodore H. Krengel
President

/s/ Allen Grossman
Secretary

(corporate seal)
[SEAL]

I, ALLEN GROSSMAN, Secretary of ALTUCON, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such secretary and under the seal of the said corporation, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of ALLIED TUBE & CONDUIT CORPORATION, a corporation of the State of Illinois, was duly adopted pursuant to §228 of Title 8 of the Delaware Code of 1953, by the unanimous written consent of the stockholders holding 1,000 shares of the capital stock of the corporation, same being all of the shares issued and outstanding having voting power, which Agreement of Merger was thereby adopted as the act of the stockholders of said ALTUCON, INC., and the duly adopted agreement and act of the said corporation.

WITNESS my hand and seal of said ALTUCON, INC., on 20th day of May, 1972.

/s/ Allen Grossman
Secretary

(Corporate Seal)

[SEAL]

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

I, STUART DUHL, a Notary Public, do hereby certify that on the 20th day of MAY, 1972, personally appeared before me THEODORE H. KRENGEL, who declares that he is the President of ALTUCON, INC., one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Stuart Duhl
Notary Public

[SEAL]

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

I, STUART DUHL, a Notary Public, do hereby certify that on the 20th day of MAY, 1972, personally appeared before me THEODORE H. KRENGEL, who declares that he is the President of ALLIED TUBE & CONDUIT CORPORATION, one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Stuart Duhl
Notary Public

[SEAL]

CERTIFICATE OF INCORPORATION

OF

ALLIED TUBE & CONDUIT CORPORATION

*  *  *  *  *  *

1.        The name of the corporation is

ALLIED TUBE & CONDUIT CORPORATION

2.        The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.        The nature of the business or purposes to be conducted or promoted is:

To manufacture, fabricate, assemble, buy, sell, distribute, handle and deal in conduit, pipe, tubing, metal and metal products of all and every kind and description whatsoever.

To carry on and conduct any and every kind of manufacturing, distribution and service business; to manufacture, process, fabricate, rebuild, service, purchase or otherwise acquire, to design, invent or develop, to import or export, and to distribute, lease, sell, assign or otherwise dispose of and generally deal in and with raw materials, products, goods, wares, merchandise and real and personal property of every kind and character; and to provide services of every kind and character.

To conduct any lawful business, to exercise any lawful purpose and power, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Company.

To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters [Illegible] of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trade-marks and trade names, relating to or useful in connection with any business of this corporation.

To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

To borrow or raise moneys for any of the purposes of the corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in [Illegible] of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the corporation’s property and assets, or any interest therein, wherever situated.

In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this certificate of incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.

The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this certificate of incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent business and purposes.

4.        The total number of shares of stock which the corporation shall have the authority to issue is three million, one hundred thousand (3,100,000) of which three million (3,000,000) shall be Common Stock with par value of One Dollar ($1.00) per share and one hundred thousand (100,000) shall be Preferred Stock with par value of One Hundred Dollars ($100) per share.

The Preferred Stock shall be issued from time to time in one or more series consisting of such number of shares (which number may be increased or decreased, but not below the number of shares thereof then outstanding, from time to time by action of the Board of Directors) and with such distinctive serial designations and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rate of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors.

5. The name and mailing address of each incorporator is as follows:

NAME	MAILING ADDRESS

S. E. Widdoes	100 West Tenth Street
Wilmington, Delaware 19801

W. J. Reif	100 West Tenth Street
Wilmington, Delaware 19801

J. L. Rivera	100 West Tenth Street
Wilmington, Delaware 19801

6. The corporation is to have perpetual existence.

7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

8.  Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

9. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

10. The corporation reserves the right to amend, alter,

change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true and accordingly have hereunto set our hands this 26th day of April, 1972.

/s/ S. E. Widdoes

/s/ W. J. Reif

/s/ J. L. Rivera

Certificate of Agreement of Merger of the “ALLIED TUBE & CONDUIT CORPORATION”, a corporation organized and existing under the laws of the State of Illinois, [Illegible] with and into the “ALTUCON, INC.”, a corporation organized and existing under the laws of the State of Delaware, under the name of “ALLIED TUBE & CONDUIT CORPORATION”, is received and filed in this office the twenty-third day of May, A. D. 1972, at 2 o’clock P.M.

And I do hereby further certify that the aforesaid Corporation shall a governed by the laws of the State of Delaware.

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

*  *  *  *  *  *

ALLIED TUBE & CONDUIT CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY,

FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that this board of directors of the corporation hereby proposes and declares that the certificate of incorporation of the corporation be amended by changing the article thereof numbered 4 so that as amended said article shall be read as follows:

“4. The total number of shares of stock which the corporation shall have authority to issue is 2,500,000, all of which shall be common stock with par value of $1.00 per share.”

SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of The General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said ALLIED TUBE & CONDUIT CORPORATION has caused this certificate to be signed by                                    its President and attested by                                  , its Secretary, this 8th of June, 1974.

ALLIED TUBE & CONDUIT CORPORATION

[SEAL]	By	/s/ [Illegible]
President

ATTEST:

By	/s/ Allen Grossman
Secretary

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CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION OF

ALLIED TUBE & CONDUIT CORPORATION

ALLIED TUBE & CONDUIT CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Directors of said corporation by their written consent, filed with the minutes of the Board of Directors, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation:

RESOLVED: That the Certificate of Incorporation of ALLIED TUBE & CONDUIT CORPORATION (the “Corporation”) be amended by changing the Article thereof numbered 4 so that, as amended, said Article shall be and read as follows:

“4. The total number of shares of stock which the Corporation shall have the authority to issue is 1,000, all of which shall be common stock with par value of $1.00 per share.

On and after the date of filing of this Certificate of Amendment of Certificate of Incorporation of Allied Tube & Conduit Corporation, and without any action on the part of the holder or holders of the common stock of the Corporation, the one million five hundred eighty eight thousand three hundred seventy seven (1,588,377) shares of common stock of the Corporation outstanding upon the date of such filing shall thereupon automatically be extinguished and converted into one thousand (1,000) shares of common stock of the Corporation. On and after the date of said filing, upon surrender of the certificates representing such outstanding common stock of the Corporation, the holder or holders thereof shall be entitled to receive in exchange therefor certificates evidencing such one thousand (1,000) shares of common stock. Until so surrendered, the certificates representing the outstanding common stock of the Corporation shall be deemed and treated for all purposes to represent the ownership of one thousand (1,000) shares of common stock of the Corporation as set forth herein as though said surrender and exchange had taken place.”

SECOND: That in lieu of a special meeting and vote of the stockholders, the stockholders have given their written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said ALLIED TUBE & CONDUIT CORPORATION has caused this Certificate to be signed by Theodore H. Krengel, its President, and attested by John M. Lison, its Secretary this 31st day of May, 1934.

ALLIED TUBE & CONDUIT CORPORATION

	By:	/s/ Theodore H. Krengel
Its President

[SEAL]

ATTEST:

By:	/s/ John M. Lison
Its Secretary

PLAN AND AGREEMENT OF MERGER

This PLAN AND AGREEMENT OF MERGER (“Agreement”) is entered into as of November 8, 1984, by and between ALLIED TUBE & CONDUIT CORPORATION, a Delaware Corporation (the “Company” or the “Surviving Corporation”), and ELCEN METAL PRODUCTS CO., a Delaware corporation (“Elcen”), said corporations being herein sometimes collectively referred to as the “Constituent Corporations”.

WITNESSETH:

WHEREAS, Elcen is a corporation duly organized under the laws of the State of Delaware; and

WHEREAS, the Company is a corporation duly organized under the laws of the State of Delaware, and is a wholly-owned subsidiary of Atcor, Inc., a Delaware corporation (“Atcor”); and

WHEREAS, the total number of shares of stock which Elcen has authority to issue is one million three hundred twenty-five thousand (1,325,000) shares, par value $1.00 per share, divided into the following classes: (a) 1,000,000 shares of Class A Common Stock (the “Class A Stock”), (b) 65,000 shares of Class B-l Common Stock, (c) 65,000 shares of Class B-2 Common Stock, (d) 65,000 shares of Class B-3 Common Stock, (e) 65,000 shares of Class B-4 Common Stock, and (f) 65,000 shares of Class B-5 Stock (said shares of Class B-l, Class B-2, Class B-3, Class B-4 and Class B-5 Common Stock being collectively called the “Class B Stock”); and

WHEREAS, the Company is the holder of 100% of the out-standing Class A Stock of Elcen; and

WHEREAS, the respective boards of directors of the Constituent Corporations have determined that the merger of Elcen with and into the Company would produce considerable savings by operating the businesses of such corporations in one corporation rather than two, including savings in administration personnel, franchise taxes, documentation and state taxes; and

WHEREAS, the respective boards of directors of the Constituent Corporations have determined to reorganize the corporate structure of Atcor and its subsidiaries in a more efficient and effective manner by combining their domestic operations into a single operating company and separating their foreign from their domestic operations; and

WHEREAS, therefore, the respective boards of directors of the Constituent Corporations have deemed the merger of Elcen with and into the Company, on the terms and conditions set forth herein, desirable and in the best interests of such corporations, and have, by resolutions duly adopted, approved this Agreement and directed that it be executed and delivered by the undersigned officers and, in the case of Elcen, submitted to its stockholders for adoption.

NOW THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties hereto do hereby subscribe and agree to the terms and conditions of said merger and the mode of carrying the same into effect as follows:

ARTICLE I

After the adoption of this Agreement by the holders of at least a majority of the outstanding shares of capital stock of Elcen entitled to vote thereon, this Agreement shall be filed with the Secretary of State of the State of Delaware, whereupon Elcen shall be merged with and into Surviving Corporation which shall be a single corporation pursuant to the General Corporation Law of the State of Delaware (“Act”). At the “Effective Time” (defined below) of the merger, the corporate existence of Elcen shall cease and Elcen shall be merged with and into the Company which shall be the Surviving Corporation.

Upon the merger becoming effective, Surviving Corporation shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature of each of the Constituent Corporations, subject to all of the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert nor be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective Constituent Corporations shall thenceforth attach to Surviving Corporation, and may be

2

enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it.

ARTICLE II

The merger hereunder shall be effective on the date and at the time at which this Agreement is filed in the State of Delaware in accordance with Section 103 of the Act to effect the merger contemplated hereby (the “Effective Time”).

ARTICLE III

(a) The Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall, without amendment, be the Certificate of Incorporation of Surviving Corporation.

(b) Each share of capital stock of the Company outstanding or in treasury immediately prior to the Effective Time is to be an identical outstanding or treasury share after the Effective Time.

(c) No shares of capital stock of the Surviving Corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under this Agreement.

ARTICLE IV

(a) Each share of Class A and Class B Stock of Elcen which shall be outstanding immediately prior to the Effective Time and each share of Class A and Class B Stock of Elcen which shall be held in the treasury of Elcen, and all rights in respect thereto, shall, by virtue of the merger, and without any action on the part of the holder thereof or any other person, be cancelled. Upon the Effective Time there shall be delivered to each holder of Class B Stock in exchange for each such share of Class B Stock (other than Class B Stock then held in the treasury of Elcen or held by dissenting holders thereof who have complied with the provisions of Section 262 of the Act) an amount in cash determined as set forth in paragraph (b) below (the “Per Share Amount”). The Per Share Amount shall be paid by the Company to the holder or holders of each share of outstanding Class B Stock of record immediately prior the Effective Time (other than the treasury shares) in cash or by certified or bank cashier’s check upon surrender of the stock certificate theretofore representing such share. Until so surrendered and exchanged, each of such outstanding Class B

3

ARTICLE VIII

The respective boards of directors of the Company and Elcen may amend this Agreement prior to the date of filing this Agreement in the State of Delaware in such manner as may be agreed upon by them in writing at any time before or after adoption thereof by the stockholders of Elcen; provided, however, that after such adoption by such stockholders of Elcen, no such amendment shall (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of Surviving Corporation to be effected by the merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

ARTICLE IX

This Agreement may be executed in one or more counterparts, each of which [Illegible] so executed shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Company and Elcen, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors, have each caused this Agreement to be executed by their duly authorized officers or agents and each of the aforesaid corporations has caused its corporate seal to be affixed.

ALLIED TUBE & CONDUIT CORPORATION

By:	/s/ [Illegible]
Title: Vice-President & General Counsel

(Seal)

Attest:	/s/ [Illegible]
(Assistant) Secretary

5

Stock certificates shall be deemed for all purposes to represent only the right to receive the Per Share Amount in cash per share, without interest.

(b) The “Per Share Amount” which each holder of shares of Class B Stock of Elcen shall be entitled to receive in accordance with paragraph (a) above shall be an amount equal to $1.00 plus all accumulated but unpaid dividends on one share of Class B Stock on and as of the Effective Time.

ARTICLE V

At the Effective Time, the By-Laws of the Company shall be and become the By-Laws of Surviving Corporation until altered, amended or repealed; and the directors and officers of the Company shall be the directors and officers of Surviving Corporation to serve until their successors are duly elected and qualified.

ARTICLE VI

This Agreement shall be submitted to the stockholders of Elcen, as provided by the Act. If this Agreement is duly adopted and approved by such stockholders and is not terminated and abandoned in accordance with the provisions of Article VII hereof, this Agreement shall be filed in accordance with the Act as soon as practicable after such approval and adoption by such stockholders of Elcen. Upon completion of the filing of this Agreement in accordance with the Act, the merger provided for herein shall become effective as of the time and date specified in Article II.

The respective boards of directors and officers of the Company and Elcen (in the case of Elcen, by reason of the adoption by its stockholders of this Agreement) shall be authorized to take all steps necessary to effect the merger provided for herein, whether before or after the date of filing this Agreement in the State of Delaware in accordance with Section 103 of the Act.

ARTICLE VII

This Agreement may be abandoned at any time before or after adoption or approval thereof by the stockholders of Elcen, notwithstanding favorable action on the merger by such stockholders, but not later than the date of filing this Agreement in the State of Delaware in accordance with Section 103 of the Act, by the mutual consent of the boards of directors of the Company and Elcen evidenced by appropriate actions.

4

ELCEN METAL PRODUCTS CO.

By:	/s/ [Illegible]
President

(Seal)

Attest:	/s/ [Illegible]
(Assistant) Secretary

(Assistant) Secretary’s Certificate

The within Agreement has been approved and adopted by action of the Board of Directors of, but without any vote of the stockholders of, Allied Tube & Conduit Corporation, a Delaware corporation, pursuant to the provisions of Section 251(f) of the General Corporation Law of the State of Delaware.

Dated: January 28, 1985

/s/ [Illegible]
(Assistant) Secretary of Allied Tube & Conduit Corporation

(Assistant) Secretary’s Certificate

The within Agreement has been adopted and approved at a special meeting of the stockholders of Elcen Metal Products Co., a Delaware corporation, by the holders of the requisite number of all of the shares of Elcen Metal Products Co., entitled to vote on the merger.

Dated: January 28, 1985

/s/ [Illegible]
(Assistant) Secretary of Elcen Metal Products Co.

6

Certificate of Agreement of Merger of the “ELCEN METAL PRODUCTS CO.”, merging with and into the “ALLIED TUBE & CONDUIT CORPORATION”, under the name of “ALLIED TUBE & CONDUIT CORPORATION”, as received and filed in this office the first day of February, A.D. 1985, at 3 o’clock P.M.

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

NATIONAL PIPE & TUBE HOLDING COMPANY, INC.

INTO

ALLIED TUBE & CONDUIT CORPORATION

Pursuant to Section 253 of
The Delaware General Corporation Law

Allied Tube & Conduit Corporation, a Delaware corporation (the “Corporation”), desiring to merge into itself National Pipe & Tube Holding Company, Inc., a Delaware corporation (“NPTH”), pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: That the Corporation is the owner of all of the outstanding shares of each class of the stock of NPTH.

THIRD: That the Board of Directors of the Corporation determined to merge NPTH into itself and did duly adopt the following resolutions by unanimous written consent dated as of November 30, 1990:

WHEREAS, the Corporation owns all of the outstanding shares of each class of the stock of National Pipe & Tube Holding Company, Inc., a Delaware corporation (“NPTH”); and

WHEREAS, the Corporation wishes to merge into itself NPTH on the terms and conditions set forth below, and to cause the Corporation to become possessed of all of the liabilities, obligations, estate, property, rights, privileges and franchises of NPTH.

NOW THEREFORE, IT IS;

RESOLVED, that the Corporation merge into itself its wholly owned subsidiary NPTH, on the following terms and conditions:

(i) the Corporation and NPTH shall merge (the “Merger”), the separate existence and organization of NPTH shall cease and the Corporation shall be the surviving corporation in such Merger (the “Surviving Corporation”);

(ii) the certificate of incorporation of the Corporation in effect immediately prior to the Merger shall be the certificate of incorporation of the Surviving Corporation;

(iii) the By-Laws of the Corporation in effect immediately prior to the Merger shall be the By-Laws of the Surviving Corporation;

(iv) the directors of the Corporation immediately prior to the Merger shall be the directors of the Surviving Corporation, and the officers of the Corporation immediately prior to the Merger shall be the officers of the Surviving Corporation;

(v) each share of capital stock of NPTH issued and outstanding immediately prior to the Merger shall be cancelled and cease to exist without any consideration being payable therefor;

(vi) the Merger shall be effective upon the date of filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware and anything to the contrary notwithstanding, the Merger may be amended or terminated and abandoned by the Company at any time prior to the date of filing of such Certificate of Ownership and Merger with the Secretary of State of Delaware; and

(vii) upon the Merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations, obligations and other assets and liabilities of every kind

2

and description of NPTH shall be transferred to, vested in, assumed by and devolve upon the Surviving Corporation without further act or deed and all property, rights, obligations and every other interest of the Corporation and NPTH shall be as effectively the property of the Surviving Corporation as they were of the Corporation and NPTH respectively.

RESOLVED, that the proper officers of the Corporation be, and they hereby are, directed to make, or cause to be made, and execute, under the corporate seal of the Corporation, a Certificate of Ownership and Merger setting forth a copy of the foregoing resolutions to merge NPTH into the Corporation and the date of adoption thereof, and to file the same in the office of the Secretary of State of the State of Delaware and a certified copy thereof in the office of the Recorder of Deeds of New Castle County.

RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect the Merger.

IN WITNESS WHEREOF, Allied Tube & Conduit Corporation, a Delaware corporation, has caused this Certificate to be executed by its officers thereunto duly authorized this 30th day of November, 1990.

ALLIED TUBE & CONDUIT CORPORATION

By:	/s/ L. Dennis Kozlowski
L. Dennis Kozlowski, President

ATTEST:

/s/ [Illegible]	[SEAL]
Assistant Secretary

3

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

TECTRON HOLDING CORP.

INTO

ALLIED TUBE & CONDUIT CORPORATION

Pursuant to Section 253 of
The Delaware General Corporation Law

Allied Tube & Conduit Corporation, a Delaware corporation (the “Corporation”), desiring to merge with and into itself Tectron Holding Corp., a Delaware corporation (“Tectron”), pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY AS FOLLOWS:

FIRST:                                  That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND:                  That the Corporation is the owner of all of the outstanding shares of each class of the stock of Tectron.

THIRD:                              That the Board of Directors of the Corporation determined to merge Tectron with and into itself and did duly adopt the following resolutions by unanimous written consent dated as of March 14, 1995:

WHEREAS, the Corporation owns all of the outstanding shares of each class of the stock of Tectron, a Delaware corporation; and

WHEREAS, the Corporation wishes to merge with and into itself Tectron on the terms and conditions set forth below, and to cause the Corporation to become possessed of all of the liabilities, obligations, estate, property, rights, privileges and franchises of Tectron.

NOW THEREFORE, IT IS:

RESOLVED, that the Corporation merge with and into itself its wholly owned subsidiary Tectron, on the following terms and conditions:

(i)                               The Corporation and Tectron shall merge (the “Merger”), the separate existence and organization of Tectron shall cease and the Corporation shall be the surviving corporation in such Merger (the “Surviving Corporation”);

(ii)                            The certificate of incorporation of the Corporation in effect immediately prior to the Merger shall be the certificate of incorporation of the Surviving Corporation;

(iii)                         The By-Laws of the Corporation in effect immediately prior to the Merger shall be the By-Laws of the Surviving Corporation;

(iv)                        The directors of the Corporation immediately prior to the Merger shall be the directors of the Surviving Corporation; and the officers of the Corporation immediately prior to the Merger shall be the officers of the Surviving Corporation;

(v)                           each share of capital stock of Tectron issued and outstanding immediately prior to the Merger shall be canceled and cease to exist without any consideration being payable therefor;

(vi)                        the Merger shall be effective upon the date of filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware and anything to the contrary notwithstanding the Merger may be amended or terminated and abandoned by the Corporation at any time prior to the date of filing of such Certificate of Ownership and Merger with the Secretary of State of Delaware; and

(vii)                     upon the Merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations, obligations and other assets and liabilities of every kind and description of Tectron shall be transferred to, vested in, assumed by and devolve upon the Surviving Corporation without further act or deed and all property, rights, obligations and every other interest of the Corporation and Tectron shall be as effectively the property of the Surviving Corporation as they were of the Corporation and Tectron respectively.

RESOLVED, that the proper officers of the Corporation be, and they hereby are, directed to make, or cause to be made, and executed, under the corporate seal of the Corporation, a Certificate of Ownership and Merger setting forth a copy of the foregoing resolutions to merge Tectron with and into the Corporation and the date of adoption thereof and to file the same in the office of the Secretary of State of the State of Delaware and a certified copy thereof in the office of the Recorder of Deeds of New Castle County.

RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect the Merger.

IN WITNESS WHEREOF, Allied Tube & Conduit Corporation, a Delaware corporation, has caused this Certificate to be executed by its officers thereunto duly authorized this 14th day of March, 1995.

ALLIED TUBE & CONDUIT CORPORATION

		By:	/s/ Irving Gutin
Irving Gutin,
Vice President

Attest:

By:	/s/ Betty Jean Bailey
Betty Jean Bailey,
Assistant Secretary

Allied-Cert-M

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
TECTRON TUBE CORPORATION
INTO
ALLIED TUBE & CONDUIT CORPORATION

Pursuant to Section 253 of
the Delaware General Corporation Law

Allied Tube & Conduit Corporation, a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

FIRST:                                  That the Corporation was incorporated on April 26, 1972 pursuant to the General Corporation law of the State of Delaware.

SECOND:                  That the Corporation is the owner of all the issued and outstanding shares of the common stock of Tectron Tube Corporation, a corporation incorporated on January 28, 1991 pursuant to the Business Corporation Law of the State of Wisconsin (“Tectron”),

THIRD:                              That the Board of Directors of the Corporation determined to merge Tectron with and into itself and did duly adopt the following resolutions by unanimous written consent as of March 14, 1995:

WHEREAS, the Corporation owns all of the outstanding shares of each class of the issued and outstanding stock of Tectron; and

WHEREAS, the Corporation wishes to merge Tectron with and into itself on the terms and conditions set forth below, and to cause the Corporation to become possessed of all of the liabilities, obligations, estate, property, rights, privileges and franchises of Tectron;

NOW, THEREFORE, IT IS:

RESOLVED: That Tectron shall be merged with and into the Corporation.

RESOLVED: That the terms and conditions of the Merger are as follows:

i.                                  That the Corporation shall be the surviving corporation (the “Surviving Corporation”).

ii.                             That the merger shall be effective upon the filing of Articles of Merger with the Secretary of the State of Delaware and the State of Wisconsin pursuant to the provisions of Section 253 of the General Corporation laws of the State of Delaware and Wisconsin Statute 180.0123 (the “Effective Time”).

iii.                          That the Articles of Incorporation of the Corporation in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation.

iv.                          That the By-Laws of the Corporation in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

v.                             That the directors of the Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of the Corporation immediately prior to the Effective time shall be the officers of the Surviving Corporation.

vi.                          That each share of capital stock of Tectron issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without any consideration being payable therefor.

vii.                       That at the Effective Time, the Surviving Corporation shall possess all the rights privileges, immunities, power and purposes of Tectron, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of Tectron and the Corporation.

RESOLVED: That any officer of the Corporation be, and they hereby are, and each of them hereby is, directed to make, or cause to be made, and executed, under the corporate seal of the Corporation, a Certificate of Ownership and Merger setting forth a copy of the foregoing resolutions to merge Tectron with and into the Corporation and the date of adoption thereof, and to file the same in the office of the Secretary of State of the State of Delaware and a certified copy thereof in the office of the Recorder Deeds of New Castle County, Delaware.

RESOLVED: That any officer of the Corporation be, and they hereby are, and each of them hereby is, authorized and directed to all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect the Merger.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its officers thereunto duly authorized this 14th day of March, 1995.

ALLIED TUBE & CONDUIT CORPORATION

		By:	/s/ Irving Gutin
Irving Gutin,
Vice President

Attest:

By:	/s/ Betty Jean Bailey
Betty Jean Bailey
Asst. Secretary

Allied-DEI

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

ALLIED HOLDING CORPORATION

INTO

ALLIED TUBE & CONDUIT CORPORATION

Pursuant to Section 253 of
the Delaware General Corporation Law

ALLIED TUBE & CONDUIT CORPORATION, a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS.

FIRST:                                  That the Corporation was incorporated on April 26, 1972 pursuant to the General Corporation Law of the State of Delaware.

SECOND:                  That the Corporation is the owner of all the issued and outstanding shares of the common stock of ALLIED HOLDING CORPORATION (“Allied”), a corporation incorporated on August 15, 1968 pursuant to the Pennsylvania Business Corporation Law.

THIRD:                              That the Board of Directors of the Corporation determined to merge Allied with and into itself and did duly adopt the following resolutions by unanimous written consent as of June 21, 1995:

WHEREAS, the Corporation owns all of the outstanding shares of each class of the issued and outstanding stock of Allied; and

WHEREAS, the Corporation wishes to merge Allied with and into itself (the “Merger”), on the terms and conditions set forth below, and to cause the Corporation to become possessed of all of the liabilities, obligations, estate, property, rights, privileges and franchises of Allied.

NOW, THEREFORE, IT IS:

RESOLVED: That Allied shall be merged with and into the Corporation.

RESOLVED: That the terms and conditions of the Merger are as follows:

i.                                That the Corporation shall be the surviving corporation (the “Surviving Corporation”).

ii.                        That the Merger shall be effective upon the filing of a Certificate of Ownership and Merger with the Secretary of the State of Delaware pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware (the “Effective Time”).

iii.                     That the Articles of Incorporation of the Corporation in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation.

iv.                      That the By-Laws of the Corporation in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

v.                         That the directors of the Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of the Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

vi.                      That each share of capital stock of Allied issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without any consideration being payable therefor.

vii.                 That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of Allied, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of Allied and the Corporation.

RESOLVED: That the proper officers of the Corporation be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation to execute, acknowledge, certify, deliver and file with the Delaware Secretary of State a Certificate of Ownership and Merger and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out the foregoing resolution and to effect the Merger in accordance with the Agreement of Merger, the execution, acknowledgment, certification, delivery and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its officers thereunto duly authorized this 21st day of June, 1995.

ALLIED TUBE & CONDUIT CORPORATION

		By:	/s/ Robert P. Mead
Robert P. Mead,
Exec. Vice President

Attest:

By:	/s/ Betty Jean Bailey
Betty Jean Bailey,
Asst. Secretary

Kendall-”de-merg3”

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

RHS VENTURE ASSOCIATES INC. (NJ)

(Subsidiary)

INTO

ALLIED TUBE & CONDUIT CORPORATION (DE)

(Parent)

* * * * * *

ALLIED TUBE & CONDUIT CORPORATION (“Allied”), a corporation organized and existing under the laws of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 26th day of April, 1972, pursuant to Section 101 of the Delaware General Corporation Law, the provisions of which permit the merger of a subsidiary corporation of another state into a parent corporation organized and existing under the laws of said state.

SECOND: That this corporation owns all of the outstanding shares of the stock of RHS VENTURE ASSOCIATES INC. (the “Merging Corporation”), a corporation incorporated on the 14th day of October, 1981, pursuant to Section 14A:2-1 of the New Jersey Business Corporation Act.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members filed with the minutes of the Board on the 13th day of November, 1996, determined to and did merge into itself said RHS VENTURE ASSOCIATES INC.

“RESOLVED, that Allied merge, and it hereby does merge into itself the Merging Corporation and assumes all of its obligations; and

FURTHER, RESOLVED, that the Merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

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FURTHER, RESOLVED, that the proper officer of Allied be and he or she is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge the Merging Corporation and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

IN WITNESS WHEREOF, said ALLIED TUBE & CONDUIT CORPORATION has caused this Certificate to be signed by John J. Guarnieri, a Vice President, this 13th day of November, 1996.

ALLIED TUBE & CONDUIT CORPORATION

/s/ John J. Guarnieri
John J. Guarnieri, Vice President

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CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

AMERICAN TUBE & CONDUIT CORPORATION (AZ)

(Subsidiary)

INTO

ALLIED TUBE & CONDUIT CORPORATION (DE)

(Parent)

* * * * * *

ALLIED TUBE & CONDUIT CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Corporation was incorporated on the 26th day of April, 1972, pursuant to Section 101 of the Delaware General Corporation Law, the provisions of which permit the merger of a subsidiary corporation of another state into a parent corporation organized and existing under the laws of said state.

SECOND: That the Corporation owns all of the outstanding shares of the stock of AMERICAN TUBE & CONDUIT CORPORATION (the “Merging Corporation”), a corporation incorporated on the 31st day of May, 1994, pursuant to Section 10-056 of the Arizona General Corporation Law.

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members filed with the minutes of the Board on the 6th day of February, 1997, determined to and did merge into itself said AMERICAN TUBE & CONDUIT CORPORATION.

The Corporation merge, and it hereby does merge, into itself the Merging Corporation and assumes all of its obligations; and

The Merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

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The proper officer of the Corporation, acting singly, be and each of them hereby is directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge the Merging Corporation and assume its liabilities and obligations, on the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said Merger.

IN WITNESS WHEREOF, said ALLIED TUBE & CONDUIT CORPORATION has caused this Certificate to be signed by Bernard J. Doherty, a Vice President, this 6th day of February, 1997.

ALLIED TUBE & CONDUIT CORPORATION

/s/ Bernard J. Doherty
Bernard J. Doherty, Vice President

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CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

MICHAEL INDUSTRIES, INC.

(subsidiary)

INTO

ALLIED TUBE & CONDUIT CORPORATION

(parent)

* * * * *

Allied Tube & Conduit Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”).

DOES HEREBY CERTIFY:

FIRST: That the Corporation was incorporated on the day of 26th day of April, 1972, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That the Corporation owns at least ninety percentum of the outstanding shares of the stock of Michael Industries, Inc., a corporation incorporation incorporated on the 30th day of December, 1982, pursuant to the General Corporation Law of the State of Ohio (the “Merging Corporation”).

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the Board on the 22nd day of January, 1998, determined to and did merge into itself said Merging Corporation:

RESOLVED, that the Corporation merge, and it hereby does merge into itself said Merging Corporation and assumes all of its obligations; and

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FURTHER RESOLVED, that the merger be effective upon the date of filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware.

FURTHER RESOLVED, that the terms and conditions of the merger are as follows:

1.            That the Merging Corporation shall be merged with and into the Corporation (the “Merger”).

2.            That the Corporation shall be the surviving corporation (the “Surviving Corporation”) in the Merger.

3.            That the Merger shall be effective upon the filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware pursuant to the requirements of Section 252 of the Delaware General Corporation Law (the “Effective Time”).

4.            That the Certificate of Incorporation of the Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation.

5.            That the By-Laws of the Corporation in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

6.            That the directors of the Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of the Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

7.            That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without any consideration being payable therefor.

8.            That at the Effective Time, the Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of the Merging Corporation.

FURTHER RESOLVED, that the proper officers of the corporation be and they hereby are directed to notify each stockholder of record of the Merging Corporation, entitled to notice within 10 days after the effective date of filing of the Certificate of Ownership and Merger, that said Certificate of Ownership and Merger has become effective; and

FURTHER RESOLVED, that the proper officer of the Corporation be and he or she is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Merging Corporation and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the

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Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger; and

FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of the Corporation at any time prior to the date of filing the merger with the Secretary of State.

IN WITNESS WHEREOF, said Allied Tube & Conduit Corporation has caused this Certificate to be signed by Bernard J. Doherty, its Vice President, this 22nd day of January, 1998.

ALLIED TUBE & CONDUIT CORPORATION

By:	/s/ Bernard J. Doherty
Bernard J. Doherty, Vice President

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CERTIFICATE OF OWNERSHIP
MERGING
T. J. COPE, INC. and ATC SALES COMPANY
INTO
ALLIED TUBE & CONDUIT CORPORATION

(Pursuant to Section 253 of the General Corporation Law of Delaware)

ALLIED TUBE & CONDUIT CORPORATION, a corporation incorporated on the 26th day of April, 1972, pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY that this corporation owns 100% of the capital stock of T. J. COPE, INC., a corporation incorporated on the 15th day of November 1977, and ATC SALES COMPANY, a corporation incorporated on the 4th day of December 1996, both pursuant to the provisions of the General Corporation Law of the State of Delaware, and that this corporation, by a resolution of its Boards of Directors duly adopted by unanimous written consent in lieu of a meeting, dated the 30th day of September, 2005, determined to and did merge into itself said T. J. COPE, INC. and ATC SALES COMPANY, which resolution is in the following words to wit:

WHEREAS this corporation lawfully owns 100% of the outstanding stock of T. J. COPE, INC. and ATC SALES COMPANY, both corporations organized and existing under the laws of the State of Delaware, and

WHEREAS this corporation desires to merge into itself said T. J. COPE, INC. and ATC SALES COMPANY, and to be possessed of all the estate, property, rights, privileges and franchises of said corporations, and

NOW, THEREFORE BE IT RESOLVED, that this corporation merge into itself said T. J. COPE, INC. and ATC SALES COMPANY and assumes all of their liabilities and obligations, and

FURTHER RESOLVED, that the Mergers shall constitute a “liquidation” within the meaning of Section 332 of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder; and

FURTHER RESOLVED, that the mergers will be effective at 11:55 p.m. on September 30, 2005; and

FURTHER RESOLVED, that an authorized officer of this corporation be and he/she is hereby directed to make and execute a certificate of ownership setting forth a copy of the resolution to merge said T. J. COPE, INC. and ATC SALES COMPANY and assume their liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County: and

FURTHER RESOLVED, that the officers of this corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this certificate to be signed by an authorized officer this 30th day of September, 2005.

By:	/s/ Ryan K. Stafford
Name:	Ryan K. Stafford
Title:	Vice President

CERTIFICATE OF OWNERSHIP AND MERGER
Merging
DRESDEN FRAMING SYSTEMS, INC.
Into
ALLIED TUBE & CONDUIT CORPORATION

Allied Tube & Conduit Corporation (hereinafter, the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, HEREBY CERTIFIES:

1.                          That the Corporation was incorporated on the 26th day of April, 1972 pursuant to the General Corporation Law of the State of Delaware.

2.                          That the Corporation is the owner of all of the issued and outstanding shares of Common Stock of Dresden Framing Systems, Inc., a corporation incorporated on the 14th day of May, 2002 pursuant to the General Corporation Law of the State of California.

3.                          That the following resolutions were unanimously adopted by the written Consent of the Board of Directors of the Corporation as of the 11th day of July, 2006:

RESOLVED that, pursuant to the provisions of Section 253 of the General Corporation Law of State of Delaware, Dresden Framing Systems, Inc., a California corporation and a wholly-owned subsidiary of the Corporation, shall be merged with and into the Corporation, and the Corporation shall be the surviving corporation in the merger as herein contemplated; and

RESOLVED that the President or any Vice President of the Corporation be, and they hereby are, and each of them hereby is authorized and directed to execute a Certificate of Ownership and Merger, setting forth a copy of these resolutions and the date of the adoption thereof, and to cause the same to be filed in the Office of the Secretary of State of the State of Delaware to carry into effect the merger as herein contemplated.

FURTHER RESOLVED that the terms and conditions of the merger provided for herein are as follows:

(a) Until altered, amended or repealed, as herein provided, the bylaws of the Corporation, as in effect at the date hereof, shall be the bylaws of the surviving corporation.

(b) The first board of directors of the surviving corporation after the date when the merger provided for herein shall become effective shall be the directors of the Corporation, in office as of the date hereof.

(c) The officers of the surviving corporation shall be the officers of the Corporation in office as of the date hereof.

4.                          Notwithstanding anything to the contrary, the merger provided for herein may be terminated and abandoned by the Board of Directors of the Corporation at any time prior to the filing of this Certificate.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the Vice President, thereunto duly authorized, attested by an Assistant Secretary and the corporate seal thereunto duly affixed this 11th day of July, 2006.

Allied Tube & Conduit Corporation

	By:	/s/ Michael K. Tucker
Michael K. Tucker, Vice President

ATTEST:

/s/ Barbara Ann Krouzecky
Barbara Ann Krouzecky, Assistant Secretary

ALLIED TUBE & CONDUIT CORPORATION

CONSENT OF THE BOARD OF DIRECTORS

The undersigned, being all of the members of the Board of Directors of Allied Tube & Conduit Corporation, a Delaware corporation, hereby consent in writing as provided in Section 141(f) of the Delaware General Corporation Law to the following action required or permitted to be taken at any meeting of the Board of Directors of the Corporation.

The approval and adoption of the following resolutions:

RESOLVED THAT, pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, Dresden Framing Systems, Inc., a California corporation and a wholly-owned subsidiary of the Corporation, shall be merged with and into the Corporation; and the Corporation shall be the surviving corporation in the merger as herein contemplated; and

RESOLVED THAT, the President or any Vice President of the Corporation be, and they hereby are, and each of them hereby is, authorized and directed to execute a Certificate of Ownership and Merger, getting forth a copy of these resolutions and the date of the adoption thereof, and to cause the same to be filed in the Office of the Secretary of State of the State of Delaware to carry into effect the merger as herein contemplated; and

RESOLVED THAT, the terms and conditions of the merger provided for herein are as follows:

(a)                     Until altered, amended or repealed, as herein provided, the bylaws of the Corporation, as in effect at the date hereof, shall be the bylaws of the surviving corporation.

(b)                    The first board of directors of the surviving corporation after the date when the merger provided for herein shall become effective shall be the directors of the Corporation, in office as of the date hereof.

(c)                     The officers of the surviving corporation shall be the officers of the Corporation in office as of the date hereof

Executed and delivered in our names as of the 11th day of July, 2006.

/s/ Naren Gursahuney	/s/ John S. Jenkins Jr.
Naren Gursahuney	John S. Jenkins Jr.

/s/ M. Brian Moroze
M. Brian Moroze